Exhibit 4.1

[GOLDMAN SACHS LOGO]	[PICTURE OF BUILDING AT 30 PINE STREET]

[PICTURE OF MARCUS GOLDMAN AND SAMUEL SACHS]

SHARES

NUMBER
CUSIP 38141G 10 4
See Reverse for Certain Definitions

COMMON STOCK
par value of $.01
This certificate is transferable in New York, NY and Jersey City, NJ
Incorporated under the laws of the State of Delaware

THE GOLDMAN SACHS GROUP, INC.

This is to certify that

Chairman and Chief
Executive Officer

Treasurer

COUNTERSIGNED AND REGISTERED:

MELLON INVESTOR SERVICES LLC
Transfer Agent and Registrar

Authorized Signature
Dated
is the owner of
CERTIFICATE OF STOCK
Fully Paid And Non-Assessable Shares of Common Stock of The Goldman Sachs Group, Inc. transferable on the books of the Corporation by the holder hereof in person, or by duly authorized attorney, upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
          WITNESS the facsimile seal of this Corporation and the facsimile signatures of its duly authorized officers.
[THE GOLDMAN SACHS GROUP, INC. SEAL]

THE GOLDMAN SACHS GROUP, INC.
     The Corporation will furnish without charge to each stockholder who so requests a statement of the designations, powers, preferences and relative participating, optional or other special rights of each class of stock or series thereof of the Corporation and the qualifications, limitations or restrictions of such preference and/or rights. Such request may be made to the Corporation or the Transfer Agent.
     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM TEN ENT	— as tenants in common — as tenants by the entireties	UNIF GIFT MIN ACT — Custodian (Cust) (Minor)
JT TEN	— as joint tenants with right of survivorship	under Uniform Gifts to Minors
	and not as tenants in common	Act (State)
Additional abbreviations may also be used though not in the above list.
     For Value Received, the undersigned hereby sells, assigns and transfers unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares

of the capital stock represented by the within Certificate, and to hereby irrevocably constitute and appoint

Attorney

to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.
Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed:

THE SIGNATURE SHOULD BE GUARANTEED BY AN ELIGIBLE
GUARANTOR INSTITUTION (BANKS, STOCKHOLDERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN
AN APPROVED SIGNATURE GUARANTEE MEDALION PROGRAM)
PURSUANT TO S.E.C. RULE 17Ad-15.